REGISTRATION RIGHTS AGREEMENT
This Registration Rights Agreement (this “Agreement”) is made and entered into effective as of March 30, 2022, by and between MedAvail Holdings, Inc., a Delaware corporation (the “Company”) and each “Purchaser” named in the Purchase Agreement (as defined below) (collectively, the “Purchasers”). Capitalized terms used herein shall have the meanings ascribed to them in Section 1 below or in the Purchase Agreement (as defined below).
RECITALS:
WHEREAS, this Agreement is made pursuant to that certain Securities Purchase Agreement, dated on or about the date hereof, between the Company and the Purchasers listed on the signature pages thereto (the “Purchase Agreement”).
NOW, THEREFORE, in consideration of the mutual promises, representations, warranties, covenants, and conditions set forth herein, the parties mutually agree as follows:
1.Certain Definitions. As used in this Agreement, the following terms shall have the following respective meanings:
“Approved Market” means any market operated by the OTC Markets Group (excluding the “pink sheets”), the Nasdaq Stock Market, the New York Stock Exchange or the NYSE American.
“Blackout Period” means, with respect to a registration, a period during which the Company, in the good faith judgment of its board of directors, (X) determines that it would be required to make disclosure of material information in the Registration Statement that the Company has a bona fide business purpose for preserving as confidential, (Y) determines that it would be required to amend or supplement the Registration Statement or the related prospectus so that such Registration Statement or prospectus shall not include an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in the case of the prospectus in light of the circumstances under which they were made, not misleading or (Z)  has experienced or is experiencing some other material non-public event, including a pending transaction involving the Company, the disclosure of which at such time, in the good faith judgment of the Company, would adversely affect the Company, in each case commencing on the day the Company notifies the Holders (such notice shall be made to such Holder’s email address set forth on the signature page hereto) that they are required, because of the determination described above, to suspend offers and sales of Registrable Securities and ending on the earlier of (1) the date upon which the material non-public information resulting in the Blackout Period is disclosed to the public or, in the good faith discretion of the Company, ceases to be material and (2) such time as the Company notifies the selling Holders (as defined below) that sales pursuant to such Registration Statement or a new or amended Registration Statement may resume; provided, however, that no Blackout Period shall extend for a period of more than thirty (30) consecutive Trading Days (as defined below) and aggregate Blackout Periods shall not exceed sixty (60) Trading Days in any twelve (12) month period.
“Business Day” means any day of the year, other than a Saturday, Sunday, or other day on which banks in the State of New York are required or authorized to close.
“Commission” means the U.S. Securities and Exchange Commission or any other federal agency at the time administering the Securities Act.
“Commission Guidance” means (i) any publicly-available written or oral guidance of the Commission staff, or any comments, requirements or requests of the Commission staff and (ii) the Securities Act.
“Common Stock” means the common stock, par value $0.001 per share, of the Company and any and all shares of capital stock or other equity securities of: (i) the Company which are added to or exchanged or substituted for the Common Stock by reason of the declaration of any stock dividend or stock split, the issuance of any distribution or the reclassification, readjustment, recapitalization or other such modification of the capital structure of the Company; and (ii) any other corporation, now or hereafter organized under the laws of any state or other governmental authority, with which the Company is merged, which results from any consolidation or reorganization to which the Company is a party, or to which is sold all or substantially all of the shares or assets of the Company, if immediately after such merger, consolidation, reorganization or sale, the Company or the stockholders of the Company own equity securities having in the aggregate more than 50% of the total voting power of such other corporation.
“Exchange Act” means the Securities Exchange Act of 1934, as amended, and the rules and regulations of the Commission promulgated thereunder.
“Family Member” means (a) with respect to any individual, such individual’s spouse, any descendants (whether natural or adopted), any trust all of the beneficial interests of which are owned by any of such individuals or by any of such individuals together with any organization described in Section 501(c)(3) of the Internal Revenue Code of 1986, as amended, the estate of any such individual, and any corporation, association, partnership or limited liability company all of the equity interests of which are owned by those above described individuals, trusts or organizations and (b) with respect to any trust, the owners of the beneficial interests of such trust.
“Holder” means each Purchaser or any of such Purchaser’s respective successors and Permitted Assignees who acquire rights in accordance with this Agreement with respect to any Registrable Securities directly or indirectly from a Purchaser or from any Permitted Assignee.
“Majority Holders” means, at any time, Holders of a majority of the Registrable Securities then outstanding.
“Permitted Assignee” means (a) with respect to a partnership, its partners, former partners or any affiliate, including employees of such partnership or affiliate, (b) with respect to a corporation, its stockholders in accordance with their interest in the corporation, (c) with respect to a limited liability company, its members or former members in accordance with their interest in the limited liability company, (d) with respect to an individual party, any Family Member of such party, (e) an entity or trust that is controlled by, controls, or is under common control with a transferor, or (f) a party to this Agreement.
The terms “register,” “registered,” and “registration” refer to a registration effected by preparing and filing a registration statement in compliance with the Securities Act, and the declaration or ordering of the effectiveness of such registration statement.
“Registrable Securities” means the Shares. As to any particular Registrable Securities, such securities shall cease to be Registrable Securities when (i) such securities have been sold or otherwise transferred other than to a Permitted Assignee, (ii) a holder is able to sell such securities under the Securities Act without restriction, including manner of sale, current information requirements or volume limitations pursuant to Rule 144, or (iii) such securities shall have ceased to be outstanding.
“Registration Effectiveness Deadline” means the date that is forty-five (45) calendar days after the Registration Statement is first filed with the Commission, unless such Registration Statement becomes subject to any review or comment process by the Commission, in which case the Company shall use commercially reasonable efforts to cause such Registration Statement to become effective no later than (a) 90 days after the filing of such Registration Statement or (b) the 10th business day after the date the Company is notified (orally or in writing, whichever is earlier) by the Commission that the Registration Statement will not be “reviewed” or will not be subject to further comments from the Staff; provided, however, that if the Registration Effectiveness Deadline falls on a Saturday, Sunday or other day that the Commission is closed for business, the Registration Effectiveness Deadline shall be extended to the next Business Day on which the Commission is open for business.

“Registration Event” means the occurrence of any of the following events:
(a)the Registration Statement is not filed with the Commission on or before the First Closing Filing Deadline or the Second Closing Filing Deadline, as applicable;
(b)the Registration Statement is not declared effective by the Commission on or before the Registration Effectiveness Deadline;
(c)after the SEC Effective Date, the Registration Statement ceases for any reason to remain continuously effective or the Holders are otherwise not permitted to utilize the prospectus therein to resell the Registrable Securities for a period of more than thirty (30) consecutive Trading Days, except for Blackout Periods permitted herein and except for suspension of the use of the Registration Statement in connection with its post-effective amendment in connection with the filing of the Company’s Annual Report on Form 10-K for the time reasonably required to respond to any comments from the staff of the Commission (the “Staff”) on the Company’s Annual Report on Form 10-K, and as excused pursuant to Section 3(a) below; or
(d)the Registrable Securities, if issued and outstanding, are not listed or included for quotation on an Approved Market, or trading of the Common Stock is suspended or halted on the Approved Market, which at the time constitutes the principal market for the Common Stock, for more than three (3) full, consecutive Trading Days; provided, however, a Registration Event shall not be deemed to occur if all or substantially all trading in equity securities of all companies (including the Common Stock) is suspended or halted on the Approved Market for any length of time.
“Registration Statement” means any registration statement that the Company is required to file pursuant to Section 3(a) of this Agreement to register the Registrable Securities and any successor registration statement.
“Rule 144” means Rule 144 promulgated by the Commission under the Securities Act, as such rule may be amended or supplemented from time to time, or any similar successor rule that may be promulgated by the Commission.
“Rule 172” means Rule 172 promulgated by the Commission under the Securities Act, as such rule may be amended or supplemented from time to time, or any similar successor rule that may be promulgated by the Commission.
“Rule 415” means Rule 415 promulgated by the Commission under the Securities Act, as such rule may be amended or supplemented from time to time, or any similar successor rule that may be promulgated by the Commission.
“Rule 424” means Rule 424 promulgated by the Commission under the Securities Act, as such rule may be amended or supplemented from time to time, or any similar successor rule that may be promulgated by the Commission.
“Securities Act” means the Securities Act of 1933, as amended, or any similar federal statute promulgated in replacement thereof, and the rules and regulations of the Commission thereunder, all as the same shall be in effect at the time.
“SEC Effective Date” means the date the Registration Statement is declared effective by the Commission.
“Shares” means the shares of Common Stock issued to the Purchasers pursuant to the Purchase Agreement, any shares of Common Stock issued or issuable upon exercise of the Warrants, and any shares of Common Stock issued or issuable with respect to such shares upon any stock split, dividend or other distribution, recapitalization or similar event with respect to the foregoing.

“Trading Day” means any day on which each Approved Market is open for general trading of securities.
“Warrants” shall mean the warrants to purchase shares of Common Stock issued in connection with the purchase of Common Stock pursuant to the Purchase Agreement.
2.Term. This Agreement shall terminate with respect to each Holder on the earlier of: (i) the date that is three (3) years from the SEC Effective Date; (ii) the date on which all Registrable Securities held by such Holder have been transferred other than to a Permitted Assignee; or (iii) the date on which all Registrable Securities held by such Holder may be sold under Rule 144 without restriction (including, without limitation, volume restrictions) (the “Term”). Notwithstanding the foregoing, Section 6, Section 8, Section 9 and Section 10 shall survive the termination of this Agreement.
3.Registration.
(a)Registration Statements. Promptly following the First Closing Date but no later than sixty (60) calendar days after the Closing Date (the “First Closing Filing Deadline”), the Company shall use commercially reasonable efforts to file with the Commission a Registration Statement covering all of the Registrable Securities issued at the First Closing (the “First Closing Registrable Securities”); provided, however, that the Company shall not be required to file such Registration Statement during a Blackout Period. Promptly following the Second Closing Date but no later than sixty (60) calendar days after the Closing Date (the “Second Closing Filing Deadline”), the Company shall use commercially reasonable efforts to file with the Commission a Registration Statement covering all of the Registrable Securities issued at the Second Closing (the “Second Closing Registrable Securities”); provided, however, that the Company shall not be required to file such Registration Statement during a Blackout Period. The Company shall (i) use its commercially reasonable efforts to cause such Registration Statement to be declared effective no later than the Registration Effectiveness Deadline and (ii) use its commercially reasonable efforts to keep each such Registration Statement effective for a period of twelve (12) months after the SEC Effective Date or for such shorter period ending on the earlier to occur of: (x) the date on which all Registrable Securities have been transferred other than to a Permitted Assignee and (y) the date as of which all Holders may sell all of the Registrable Securities without restriction pursuant to Rule 144 (including, without limitation, volume restrictions) (the “Effectiveness Period”); provided, however, that the Company shall not be obligated to effect any such registration, qualification or compliance pursuant to this Section 3(a), or keep such registration effective pursuant to the terms hereunder, in any particular jurisdiction in which the Company would be required to qualify to do business as a foreign corporation or as a dealer in securities under the securities laws of such jurisdiction or to execute a general consent to service of process in effecting such registration, qualification or compliance, in each case where it has not already done so. The Company shall notify the Purchasers by e-mail as promptly as practicable, and in any event, within forty-eight (48) hours, after any Registration Statement is declared effective and shall simultaneously provide the Purchasers with access to a copy of any related prospectus to be used in connection with the sale or other disposition of the securities covered thereby. The Company shall be entitled to suspend the effectiveness of a Registration Statement at any time prior to the expiration of the Effectiveness Period during a Blackout Period for the reasons and time periods set forth in the definition thereof. After the SEC Effective Date, any Holder whose securities were registered pursuant to a Registration Statement may at any time and from time to time request in writing to sell pursuant to a prospectus or a prospectus supplement Registrable Securities of such Holder available for sale pursuant to the Registration Statement. If the Company is not in a Blackout Period, the Company shall use its commercially reasonable efforts to, not later than the fifth Trading Day after the receipt of such notice cause to be filed the prospectus or a prospectus supplement; provided any request for a prospectus supplement may be withdrawn by the initiating Holder prior to the filing thereof. If the Company is in a Blackout Period during the time such request is made, the Company shall use its commercially reasonable efforts to, not later than the fifth Trading Day after the cessation of the Blackout Period to cause to be filed the prospectus or a prospectus supplement; provided any request for a prospectus supplement may be withdrawn by the initiating Holder prior to the filing thereof. Notwithstanding the foregoing, in the event that the Staff does not permit the registration of any Registrable Securities, or otherwise limits the number of Registrable Securities that may be sold pursuant to such Registration Statement, or any successor registration statement, by virtue of the Commission informing the Company that (i) the offering of any of the Registrable Securities constitutes a primary offering of securities by the Company, (ii) Rule 415 may not be relied upon for the registration of the resale of any or all of the Registrable Securities, and/or (iii) a Holder of any Registrable Securities must be named as an underwriter and such Holder does not consent to be so named in such Registration Statement, then the Company may remove from such Registration Statement such number of Registrable Securities as specified by the Commission (such Registrable Securities, the “Cut-Back Shares”) on behalf of all of the holders of Registrable Securities from the shares of Common Stock issued, on a pro-rata basis among the holders thereof and shall be applied first to any of the Registrable Securities of such Purchaser as such Purchaser shall designate, unless otherwise required pursuant to Commission Guidance or any other restrictions or limitations on the registration and resale of the Registrable Securities required by the Commission (“Commission Restrictions”), or the Purchasers otherwise agree; provided, however that the Company has used commercially reasonable efforts to advocate with the Commission (x) for the registration of all of the Registrable Securities in accordance with the Commission Guidance, including without limitation, Compliance and Disclosure Interpretation 612.09), and (y) that the offering contemplated by such Registration Statement is a valid secondary offering and not an offering “by or on behalf of the issuer” as defined in Rule 415 and that none of the Purchasers is an “underwriter”. In such event, the Company shall give the applicable holders of Registrable Securities prompt notice of the number of Cut-Back Shares excluded from such Registration Statement. The Company shall, at the first opportunity that is permitted by the Commission, register for resale the Cut-Back Shares (pro rata among the Holders of such Cut-Back Shares) using one or more registration statements that it is then entitled to use; provided, however, that the Company shall not be required to register such Cut-Back Shares during a Blackout Period. The Company shall use its commercially reasonable efforts to cause each such registration statement to be declared effective under the Securities Act as soon as possible, and shall use its commercially reasonable efforts to keep such registration statement continuously effective under the Securities Act during the entire Effectiveness Period.
(b)Liquidated Damages. If a Registration Event occurs, then the Company will make payments to each Holder of Registrable Securities, as liquidated damages to such Holder by reason of the Registration Event and not as a penalty, of an amount in cash equal to 1.0% of the aggregate original purchase price paid by such Holder for such Registrable Securities, for each 30-day period (or pro rata for any portion thereof) following the occurrence of a Registration Event until the earlier of (1) the date on which the all Registration Events are cured or (2) the date on which the Registrable Securities become eligible for resale by non-affiliates pursuant to Rule 144 without manner of sale or volume restrictions. The amounts payable pursuant to the foregoing sentence are referred to collectively as “Liquidated Damages.” The Liquidated Damages shall be paid no later than five (5) days after the end of each such 30-day period. Interest shall accrue at the rate of 1% per month on any such Liquidated Damages payments that shall not be paid by the applicable payment date until such amount is paid in full. The parties agree that notwithstanding anything to the contrary herein or in the Purchase Agreement, no Liquidated Damages shall be payable with respect to any period after the expiration of the Effectiveness Period and in no event shall the aggregate amount of Liquidated Damages payable to a Holder exceed, in the aggregate, 5% of the aggregate purchase price paid by such Holder pursuant to the Purchase Agreement. Unless otherwise specified in this Section 3(b), the Liquidated Damages pursuant to the terms hereof shall apply on a daily pro-rata basis for any portion of such 30-day period prior to the cure of all the Registration Events. Such payments shall constitute the Purchasers’ exclusive monetary remedy for such events except in the case of the Company’s bad faith or willful breach. Notwithstanding the foregoing, nothing shall preclude any Holder from pursuing or obtaining any available remedies at law, specific performance or other equitable relief with respect to this Section 3(b) in accordance with applicable law. The Company shall not be liable for Liquidated Damages under this Agreement as to any Cut-Back Shares that are not permitted by the Commission to be included in a Registration Statement due to Commission Guidance or Commission Restrictions from the time that it is determined that such Registrable Securities are not permitted to be registered until such time until such time as the Company is able to effect the registration of such Cut-Back Shares in accordance with any Commission Guidance or Commission Restrictions applicable to such Cut-Back Shares, in which case (i) all of the provisions of this Section 3 (including the Company’s obligations with respect to the filing of a Registration Statement and its obligations to use reasonable efforts to have such Registration Statement declared effective within the time periods set forth herein and the liquidated damages provisions relating thereto) shall again be applicable to such Cut-Back Shares and (ii) the Liquidated Damages shall be calculated to only apply to the percentage of Cut-Back Shares which are then permitted in accordance with Commission Guidance or Commission Restrictions to be included in such or any successor registration statement(s). The

Registration Effectiveness Deadline shall be extended without default or Liquidated Damages hereunder in the event that the Company’s failure to obtain the effectiveness of the Registration Statement on a timely basis results from the failure of a Holder to timely provide the Company with information requested by the Company and necessary to complete the Registration Statement in accordance with the requirements of the Securities Act (in which the Registration Effectiveness Deadline would be extended with respect to Registrable Securities held by such Holder).
(c)Secondary Offering. If the Company receives a written notice from a Holder or Holders of at least twenty percent (20%) of the Registrable Securities then outstanding (the “Requesting Holders”) that they desire to distribute Registrable Securities held by them (or a portion thereof) of at least (i) 3,000,000 shares of Registrable Securities (as adjusted for any stock split, dividend, combination or other recapitalization from the date hereof) or (ii) an estimated market value of at least $10,000,000, in either case by means of an underwritten offering or a block trade (a “Secondary Offering”), the Company shall: (i) use commercially reasonable efforts to promptly engage one or more underwriter(s) or investment bank(s) to conduct such Secondary Offering; and (ii) promptly give notice of such Secondary Offering (each such request shall be referred to herein as a “Demand Takedown”) at least ten (10) Business Days prior to the anticipated filing date of the prospectus or supplement relating to such Secondary Offering to the other Holders and thereupon shall use its commercially reasonable efforts to effect, as expeditiously as possible, the offering in such Secondary Offering of: (A) subject to the restrictions set forth in this Section 3(c), all Registrable Securities for which the Requesting Holders have requested to be included in such Secondary Offering, and (B) subject to the restrictions set forth in this Section 3(c), all other Registrable Securities that any other Holders (all such other Holders, together with the Requesting Holders, the “Selling Holders”) have requested the Company to offer in such Secondary Offering by request received by the Company within five (5) Business Days after the Company has delivered notice of the Demand Takedown, all to the extent necessary to permit the disposition (in accordance with the intended methods thereof as aforesaid) of the Registrable Securities so to be offered. The Company shall only be required to effectuate one Secondary Offering within any six-month period. The underwriter(s) or investment bank(s) will be selected by the Holders of a majority of the Registrable Securities held by all Holders providing such notice and reasonably acceptable to the Company (such approval not to be unreasonably conditioned, withheld or delayed). All Holders proposing to distribute their securities through such Secondary Offering shall enter into an underwriting agreement or other agreement(s), including, if requested by the managing underwriter or investment bank, any lock-up or market standoff agreements, in customary form with the underwriter(s) or investment bank(s) selected for such Secondary Offering as may be mutually agreed upon among the Company, the underwriter(s) or investment bank(s) and Holders of a majority of the Registrable Securities to be offered in such Secondary Offering. In connection with a Secondary Offering, the Company shall enter into and perform its obligations under an underwriting agreement or other agreement(s), in usual and customary form as may be mutually agreed upon among the Company, the underwriter(s) or investment bank(s) and the Holders of a majority of the Registrable Securities to be included in such Secondary Offering. Notwithstanding any other provision of this Section 3(c), if the managing underwriter in good faith advises the Selling Holders and the Company in writing that the inclusion of all Registrable Securities proposed to be included by the Selling Holders would materially and adversely interfere with the successful marketing of such offering, then the number of shares, including the Registrable Securities, that may be included in such Secondary Offering shall be allocated among such Holders of Registrable Securities, and any other holders of shares, as follows: (i) first, the Registrable Securities to be included in such Secondary Offering by the Selling Holders in proportion (as nearly as practicable) to the number of Registrable Securities proposed to be sold by each such Selling Holder or in such other proportion as shall mutually be agreed to by all such Selling Holders; and (ii) second to the Company, if the Company desires to sell any shares of Common Stock or other securities in such offering and (iii) third to all other holders of securities included in the Secondary Offering. The provisions of this Section 3(c) shall apply, mutatis mutandis, to any future registration rights agreements entered into by the Company such that the Company shall be required to give notice of a Secondary Offering (or equivalent term) under such other registration rights agreement to Holders and permit Holders to participate in such Secondary Offering as Selling Holders.
(d)Piggyback Registrations.

(i)     With respect to any Registrable Securities not otherwise included in a Registration Statement pursuant to Section 3(a) as a result of any limitation imposed by the Staff, or otherwise (the “Excluded Registrable Securities”), whenever the Company proposes to register (including, for this purpose, a registration effected by the Company for other stockholders) any of its securities under the Securities Act (other than pursuant to (x) a Registration Statement pursuant to Section 3(a) hereof or (y) registration pursuant to a registration statement on Form S-4 or S-8 or any successor forms thereto), and the registration form to be used may be used for the registration of Registrable Securities, the Company will give written notice to each holder of Excluded Registrable Securities of its intention to effect such a registration and will, subject to the provisions of Subsection 3(e)(ii) hereof, include in such registration all Excluded Registrable Securities with respect to which the Company has received a written request for inclusion therein within five (5) days after the receipt of the Company’s notice (a “Piggyback Registration”).
(ii)     If a Piggyback Registration is an underwritten secondary registration on behalf of holders of the Company’s securities, and the managing underwriters advise the Company in writing that in their opinion the number of securities requested to be included in such registration exceeds the number which can be sold in such offering without adversely affecting the marketability of the offering, the Company will include in such registration a pro rata share of Excluded Registrable Securities requested to be included in such Registration Statement as calculated by dividing the number of Excluded Registrable Securities requested to be included in such Registration Statement by the number of the Company’s securities requested to be included in such Registration Statement by all selling security holders. In such event, the holder of Excluded Registrable Securities shall continue to have registration rights under this Agreement with respect to any Excluded Registrable Securities not so included in such Registration Statement.
(iii)     Notwithstanding the foregoing, if, at any time after giving a notice of Piggyback Registration and prior to the effective date of the Registration Statement filed in connection with such registration, the Company shall determine for any reason not to register or to delay registration of such securities, the Company may, at its election, give written notice of such determination to each record holder of Excluded Registrable Securities and, following such notice, (i) in the case of a determination not to register, shall be relieved of its obligation to register any Excluded Registrable Securities in connection with such registration, and (ii) in the case of a determination to delay registering, shall be permitted to delay registering any Excluded Registrable Securities for the same period as the delay in registering such other securities.
4.Registration Procedures. The Company will keep each Holder reasonably advised as to the filing and effectiveness of the Registration Statement. At its expense with respect to the Registration Statement, the Company will use its commercially reasonable efforts to:
(a)prepare and file with the Commission with respect to the Registrable Securities, a Registration Statement in accordance with Section 3(a) hereof, and use its commercially reasonable efforts to cause such Registration Statement to become effective and to remain effective for the Effectiveness Period;
(b)not name any Holder in the Registration Statement as an underwriter without that Holder’s prior written consent;
(c)provide any Holder, any underwriter participating in any disposition pursuant to a Registration Statement, and any attorney, accountant or other agent retained by any Holder or underwriter (each, an “Inspector” and, collectively, the “Inspectors”), the reasonable opportunity to review and comment on such Registration Statement, each prospectus included therein or filed with the Commission and each amendment or supplement thereto;
(d)for a reasonable period prior to the filing of the Registration Statement pursuant to this Agreement, make reasonably available for inspection and copying by the Inspectors such financial and other information and books and records, pertinent corporate documents and properties of the Company and its subsidiaries and cause the officers, directors, employees, counsel and independent certified public accountants of the Company and its subsidiaries to respond to such inquiries and to supply all information reasonably requested by any such Inspector in connection with such Registration Statement, as shall be reasonably necessary to conduct a reasonable investigation within the meaning of the Securities Act; provided that any and all information provided to the Holder pursuant to the exercise of this right shall remain confidential to each Holder until such information otherwise becomes public, unless disclosure by a Holder is required by law;
(e)if the Registration Statement is subject to review by the Commission, use its commercially reasonable efforts to promptly respond to all comments, diligently pursue resolution of any comments to the satisfaction of the Commission and file all amendments and supplements to such Registration Statement as may be required to respond to comments from the Commission and otherwise to enable such Registration Statement to be declared effective;
(f)furnish upon request, without charge, to each Holder of Registrable Securities covered by such Registration Statement (i) a reasonable number of copies of such Registration Statement (including any exhibits thereto other than exhibits incorporated by reference), each amendment and supplement thereto as such Holder may reasonably request, (ii) such number of copies of the prospectus included in such Registration Statement (including each preliminary prospectus and any other prospectus filed under Rule 424 of the Securities Act) as such Holders may reasonably request, in conformity with the requirements of the Securities Act, and (iii) such other documents as such Holder may reasonably require to consummate the disposition of the Registrable Securities owned by such Holder, but only during the Effectiveness Period; provided that the Company shall have no obligation to furnish any document pursuant to this clause that is available on the Electronic Data Gathering, Analysis, and Retrieval (“EDGAR”) system;
(g)use its reasonable best efforts to register or qualify the securities covered by such Registration Statement under such other applicable securities laws of such jurisdictions within the United States, including Blue Sky laws, as any Holder of Registrable Securities covered by such Registration Statement reasonably requests and as may be reasonably necessary for the marketability of the Registrable Securities (such request to be made by the time the applicable Registration Statement is deemed effective by the Commission) and do any and all other acts and things reasonably necessary to enable such Holder to consummate the disposition in such jurisdictions of the Registrable Securities owned by such Holder; provided, that the Company shall not be required to (i) qualify generally to do business in any jurisdiction where it would not otherwise be required to qualify but for this paragraph or (ii) consent to general service of process in any such jurisdiction where it has not already done so;
(h)promptly as practicable after becoming aware of any event, notify each Holder of Registrable Securities at any time when a prospectus relating thereto is required to be delivered under the Securities Act, of the happening of any event that will, after the occurrence of such event, cause the prospectus included in such Registration Statement, if not amended or supplemented, to contain an untrue statement of a material fact or an omission to state a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading and the Company shall promptly thereafter prepare and furnish to such Holder a supplement or amendment to such prospectus (or prepare and file appropriate reports under the Exchange Act) so that, as thereafter delivered to the purchasers of such Registrable Securities, such prospectus shall not contain an untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading, unless suspension of the use of such prospectus otherwise is authorized herein or in the event of a Blackout Period, in which case no supplement or amendment need be furnished (or Exchange Act filing made) until the termination of such suspension or Blackout Period; provided that any and all information provided to the Holder pursuant to such notification shall remain confidential to each Holder until such information otherwise becomes public, unless disclosure by a Holder is required by law;
(i)use commercially reasonable efforts to comply, and continue to comply during the Effectiveness Period, in all material respects with the Securities Act and the Exchange Act and with all applicable rules and regulations of the Commission, including, without limitation, Rule 172, file any final prospectus, including any supplement or amendment thereof, with the Commission pursuant to Rule 424, promptly inform the Purchasers in writing if, at any time during the Effectiveness Period, the Company does not satisfy the conditions specified in Rule 172 and, as a result thereof, the Purchasers are required to deliver a prospectus in connection with any disposition of Registrable Securities and take such other actions as may be reasonably necessary to facilitate the registration and disposition of the Registrable Securities hereunder;
(j)as promptly as practicable after becoming aware of such event, notify each Holder of Registrable Securities being offered or sold pursuant to the Registration Statement of the issuance by the Commission or any other federal or state governmental authority of any stop order or other suspension of effectiveness of the Registration Statement or the initiation of any proceedings for that purpose;
(k)use commercially reasonable efforts to obtain all other approvals, consents, exemptions or authorizations from such governmental agencies or authorities as may be necessary to enable the Holders and underwriters to consummate the disposition of Registrable Securities;
(l)enter into customary agreements (including any underwriting agreements in customary form, including any representations and warranties and lock-up provisions therein), and take such other actions as may be reasonably required in order to expedite or facilitate the disposition of Registrable Securities;
(m)use its commercially reasonable efforts to furnish, or cause to be furnished, on the date that such Registrable Securities are delivered to the underwriters for sale, if such securities are being sold through underwriters, (i) an opinion, dated as of such date, of the counsel representing the Company for the purposes of such registration, in form and substance reasonably acceptable to the managing underwriter, addressed to the underwriters and (ii) a “comfort” letter dated as of such date, from the independent certified public accountants of the Company, in form and substance reasonably acceptable to the managing underwriter, addressed to the underwriters;
(n)provide officers’ certificates and other customary closing documents;
(o)use its commercially reasonable efforts to cause or maintain the shares of Common Stock to be quoted or listed on an Approved Market;
(p)cooperate with each Holder and each underwriter participating in the disposition of such Registrable Securities and underwriters’ counsel in connection with any filings required to be made with the Financial Industry Regulatory Authority (“FINRA”);
(q)provide a transfer agent and registrar, which may be a single entity, for the shares of Common Stock at all times and cooperate with the Holders to facilitate the timely preparation and delivery of the Registrable Securities to be delivered to a transferee pursuant to the Registration Statement (whether electronically or in certificated form) which Registrable Securities shall be free, to the extent permitted by (and solely to the extent the Holders comply with the requirements of) the Purchase Agreement, of all restrictive legends, and to enable such Registrable Securities to be in such denominations and registered in such names as any such Holders may request;
(r)cooperate with the Holders of Registrable Securities being offered pursuant to the Registration Statement to issue and deliver, or cause its transfer agent to issue and deliver, certificates or evidence of book-entry positions representing Registrable Securities to be offered pursuant to the Registration Statement within a reasonable time after the delivery of certificates or evidence of book-entry positions representing the Registrable Securities to the transfer agent or the Company, as applicable, and enable such certificates or positions to be in such denominations or amounts as the Holders may reasonably request and registered in such names as the Holders may request;
(s)notify the Holders and their counsel as promptly as reasonably possible: (i)(A) when a prospectus or any prospectus supplement or post-effective amendment to a Registration Statement is proposed to be filed; (B) when the Commission notifies the Company whether there will be a “no review,” “review” or a “completion of a review” of such Registration Statement and whenever the Commission comments in writing on such Registration Statement (in which case the Company shall provide true and complete copies thereof and all written responses thereto to each of the Holders that pertain to the Holders as a selling stockholder, but not information which the Company believes would constitute material and non-public information); and (C) with respect to each Registration Statement or any post-effective amendment, when the same has been declared effective, provided, however, that such notice under this clause (C) shall be delivered to each Holder; (ii) of any request by the Commission or any other federal or state governmental authority for amendments or supplements to a Registration Statement or prospectus or for additional information that pertains to the Holders as selling stockholders; and (iii) of the receipt by the Company of any notification with respect to the suspension of the qualification or exemption from qualification of any of the Registrable Securities for sale in any jurisdiction, or the initiation or threatening of any proceeding for such purpose;
(t)during the Effectiveness Period, refrain from bidding for or purchasing any Common Stock or any right to purchase Common Stock or attempting to induce any person to purchase any such security or right if such bid, purchase or attempt would in any way limit the right of the Holders to sell Registrable Securities by reason of the limitations set forth in Regulation M of the Exchange Act;
(u)use its commercially reasonable efforts to avoid the issuance of, or, if issued, obtain the withdrawal of (i) any order stopping or suspending the effectiveness of a Registration Statement or suspending or preventing the use of any related prospectus, or (ii) any suspension of the qualification (or exemption from qualification) of any of the Registrable Securities for sale in any jurisdiction, at the earliest practicable moment;
(v)use commercially reasonable efforts to assist a Holder in facilitating any sales (including but not limited to private sales) or other transfers of Registrable Securities by, among other things, providing officers’ certificates and other customary closing documents reasonably requested by a Holder;
(w)cooperate with any broker-dealer through which a Holder proposes to resell its Registrable Securities in effecting a filing with the FINRA Corporate Financing Department pursuant to FINRA Rule 5110, as requested by any such Holder, and the Company shall pay the filing fee required by such filing within two (2) Trading Days of the request therefor;
(x)cause legal counsel to the Company, at the Company’s expense, to issue to the transfer agent for the Common Stock, within one (1) Trading Day after the SEC Effective Date, or as soon as practicable thereafter, a “blanket” legal opinion in customary form to the effect that the shares covered by the Registration Statement have been registered for resale under the Securities Act and may be reissued to each selling stockholder named in the Registration Statement without any legend or restriction relating to their status as “restricted securities” or securities held by affiliates, as defined in Rule 144; provided that such legal counsel shall have received such documentation reasonably deemed necessary by it to issue such opinion;
(y)with a view to making available to the Purchasers the benefits of Rule 144 (or its successor rule) and any other rule or regulation of the Commission that may at any time permit the Purchasers to sell shares of Common Stock to the public without registration, the Company covenants and agrees to: (i) make and keep public information available, as those terms are understood and defined in Rule 144, until the earlier of (A) six months after such date as all of the Registrable Securities may be sold without restriction by the holders thereof pursuant to Rule 144 or any other rule of similar effect or (B) such date as there are no longer Registrable Securities; (ii) file with the Commission in a timely manner (without giving effect to any extensions pursuant to Rule 12b-25 under the Securities Act or any other applicable grace period) all reports and other documents required of the Company under the Exchange Act; and (iii) furnish electronically to each Purchaser upon request, as long as such Purchaser owns any Registrable Securities, (A) a written statement by the Company that it has complied with the reporting requirements of the Exchange Act, (B) a copy of or electronic access to the Company’s most recent Annual Report on Form 10-K or Quarterly Report on Form 10-Q, and (C) such other information as may be reasonably requested in order to avail such Purchaser of any rule or regulation of the Commission that permits the selling of any such Registrable Securities without registration; and

(z)take all other commercially reasonable actions necessary to enable, expedite or facilitate the Holders to dispose of the Registrable Securities by means of the Registration Statement during the Term.
5.Obligations of the Holders.
(a)Each Holder agrees that, upon receipt of any notice from the Company of the happening of any event of the kind described in Section 4(j) hereof or of the commencement of a Blackout Period (which notice shall not include material non-public information), such Holder shall discontinue the disposition of Registrable Securities included in such Registration Statement until such Holder’s receipt of the copies of the supplemented or amended prospectus contemplated by Section 4(j) hereof or notice of the end of the Blackout Period. The foregoing right to delay or suspend may be exercised by the Company for no longer than seventy-five (75) Trading Days in any consecutive 12-month period (and for the avoidance of doubt, if the delay or suspension relates to a Blackout Period, the period of delay or suspension shall also count against the maximum number of days for Blackout Periods in the definition of such term).
(b)The Holders of the Registrable Securities shall provide such information as may reasonably be requested by the Company in connection with the preparation of any registration statement, including amendments and supplements thereto, in order to effect the registration of any Registrable Securities under the Securities Act pursuant to Section 3(a) of this Agreement and in connection with the Company’s obligation to comply with federal and applicable state securities laws, including a completed selling securityholder questionnaire or any update thereto not later than three (3) Business Days following a request therefore from the Company.
(c)Each Holder, by its acceptance of the Registrable Securities, agrees to cooperate with the Company as reasonably requested by the Company in connection with the preparation and filing of any Registration Statement hereunder, unless such Holder has notified the Company in writing of its election to exclude all of its Registrable Securities from such Registration Statement.
6.Registration Expenses. The Company shall pay all expenses in connection with any registration obligation provided herein, including, without limitation, all registration, filing, stock exchange fees, printing expenses, any FINRA filing fees, all fees and expenses of complying with applicable securities or blue sky laws, and the fees and disbursements of counsel for the Company and of the Company’s independent accountants and excluding any underwriting discounts and selling commissions and all legal fees and expenses of legal counsel for any Holder; . Except as provided in Section 8 of this Agreement or otherwise agreed to by the Company, the Company shall not be responsible for the expenses of any attorney or other advisor employed by a Holder or for any other fees, disbursements and expenses incurred by Holders not specifically agreed to in this Agreement.
7.Assignment of Rights. No Holder may assign its rights under this Agreement to any party without the prior written consent of the Company; provided, however, that any Holder may assign its rights under this Agreement without such consent (a) to a Permitted Assignee as long as (i) such transfer or assignment is effected in accordance with applicable securities laws; (ii) such transferee or assignee agrees in writing to become bound by and subject to the terms of this Agreement; and (iii) such Holder notifies the Company in writing of such transfer or assignment, stating the name and address of the transferee or assignee and identifying the Registrable Securities with respect to which such rights are being transferred or assigned; or (b) as otherwise permitted under the Purchase Agreement. The Company may not assign this Agreement or any rights or obligations hereunder without the prior written consent of all of the Holders of the then outstanding Registrable Securities.
8.Indemnification.
(a)To the fullest extent permitted by applicable law, the Company shall, and hereby does, indemnify and hold harmless, to the fullest extent permitted by law, each Holder, its affiliates directors, officers, stockholders, members, managers, partners, employees and agents and each other person, if any, who controls or is under common control with such Holder within the meaning of Section 15 of the Securities Act (collectively, the “Holder Indemnified Parties”), against any losses, claims, damages or liabilities, joint or several, and expenses to which the Holder Indemnified Parties may become subject under the Securities Act or otherwise, insofar as such losses, claims, damages, liabilities or expenses (or actions or proceedings, whether commenced or threatened, in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in any registration statement prepared and filed by the Company under which Registrable Securities were registered under the Securities Act, any preliminary prospectus, free writing prospectus as defined under Rule 433(d) of the Securities Act (“Free Writing Prospectus”), final prospectus or summary prospectus contained therein, or any amendment or supplement thereto, or arise out of or are based upon any omission or alleged omission to state therein a material fact required to be stated or necessary to make the statements therein in light of the circumstances in which they were made not misleading, and the Company shall reimburse the Holder Indemnified Parties for any legal or any other expenses reasonably incurred by them in connection with investigating, defending or settling any such loss, claim, damage, liability, action or proceeding; provided, however, that the Company shall not be liable in any such case (i) to the extent, but only to the extent, that any such loss, claim, damage, liability (or action or proceeding in respect thereof) or expense arises out of or is based upon (x) an untrue statement in or omission from such registration statement, any such preliminary prospectus, Free Writing Prospectus, final prospectus, summary prospectus, amendment or supplement in reliance upon and in conformity with written information furnished by a Holder or its representative (acting on such Holder’s behalf) to the Company expressly for use in the preparation thereof or (y) the failure of a Holder to comply with the covenants and agreements contained in Section 5 hereof respecting the sale of Registrable Securities. Such indemnity shall remain in full force and effect regardless of any investigation made by or on behalf of the Holder Indemnified Parties and shall survive the transfer of such shares by the Holder.
(b)As a condition to including Registrable Securities in any registration statement filed pursuant to this Agreement, each Holder agrees, severally and not jointly, to be bound by the terms of this Section 8 and to indemnify and hold harmless, to the fullest extent permitted by law, the Company, each of its directors, officers, partners, and each underwriter, if any, and each other person, if any, who controls the Company within the meaning of Section 15 of the Securities Act, against any losses, claims, damages or liabilities, joint or several, to which the Company or any such director or officer or controlling person may become subject under the Securities Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions or proceedings, whether commenced or threatened, in respect thereof) arise out of or are based upon any untrue statement of a material fact contained in any registration statement, any preliminary prospectus, Free Writing prospectus, final prospectus, summary prospectus, amendment or supplement thereto, or arise out of or are based upon the omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, to the extent, but only to the extent, that such untrue statement or omission is included or omitted in reliance upon and in conformity with written information furnished by the Holder or its representative (acting on such Holder’s behalf) to the Company expressly for use in the preparation thereof, and such Holder shall reimburse the Company, and its directors, officers, partners, and any such controlling persons for any reasonable external legal or other expenses reasonably incurred by them in connection with investigating, defending, or settling any such loss, claim, damage, liability, action, or proceeding; provided, however, that the indemnity obligation contained in this Section 8(b) shall in no event exceed the amount of the net proceeds received by such Holder as a result of the sale of such Holder’s Registrable Securities pursuant to such registration statement. Such indemnity shall remain in full force and effect, regardless of any investigation made by or on behalf of the Company or any such director, officer or controlling person and shall survive the transfer by any Holder of such shares.
(c)Promptly after receipt by an indemnified party of notice of the commencement of any action or proceeding involving a claim referred to in this Section 8 (including any governmental action), such indemnified party shall, if a claim in respect thereof is to be made against an indemnifying party, give written notice to the indemnifying party of the commencement of such action; provided, however, that the failure of any indemnified party to give notice as provided herein shall not relieve the indemnifying party of its obligations under this Section 8, except to the extent that the indemnifying party is actually prejudiced by such failure to give notice in any material respect. In case any such action is brought against an indemnified party, unless in the reasonable judgment of counsel to such indemnified party a conflict of interest between such indemnified party and indemnifying parties may exist or the indemnified party may have defenses not available to the indemnifying party in respect of such claim, the indemnifying party shall be entitled to participate in and to assume the defense thereof, with counsel reasonably satisfactory to such indemnified party and, after notice from the indemnifying party to such indemnified party of its election so to assume the defense thereof, the indemnifying party shall not be liable to such indemnified party for any legal or other expenses subsequently incurred by the latter in connection with the defense thereof, unless in such indemnified party’s reasonable judgment a conflict of interest between such indemnified and indemnifying parties arises in respect of such claim or the indemnified party may have defenses not available to the indemnifying party in respect of such claim after the assumption of the defenses thereof or the indemnifying party fails to defend such claim in a diligent manner, other than reasonable costs of investigation. Neither an indemnified party nor an indemnifying party shall be liable for any settlement of any action or proceeding effected without its consent (which shall not be unreasonably withheld or delayed). No indemnifying party shall, without the consent of the indemnified party, consent to entry of any judgment or enter into any settlement, which does not include as an unconditional term thereof the giving by the claimant or plaintiff to such indemnified party of a release from all liability in respect of such claim or litigation. Notwithstanding anything to the contrary set forth herein, and without limiting any of the rights set forth above, in any event any party shall have the right to retain, at its own expense, counsel with respect to the defense of a claim. Each indemnified party shall furnish such information regarding itself or the claim in question as an indemnifying party may reasonably request in writing and as shall be reasonably required in connection with defense of such claim and litigation resulting therefrom.
(d)If an indemnifying party does not or is not permitted to assume the defense of an action pursuant to Section 8(c) or in the case of the expense reimbursement obligation set forth in Sections 8(a) and 8(b), the indemnification required by Sections 8(a) and 8(b) shall be made by periodic payments of the amount thereof during the course of the investigation or defense, as and when bills are received or expenses, losses, damages, or liabilities are incurred.
(e)If the indemnification provided for in Sections 8(a) and 8(b) is held by a court of competent jurisdiction to be unavailable to an indemnified party with respect to any loss, liability, claim, damage or expense referred to herein, the indemnifying party, in lieu of indemnifying such indemnified party hereunder, shall contribute to the amount paid or payable by such indemnified party as a result of such loss, liability, claim, damage or expense (i) in such proportion as is appropriate to reflect the proportionate relative fault of the indemnifying party on the one hand and the indemnified party on the other (determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or omission relates to information supplied by the indemnifying party or the indemnified party and the parties’ relative intent, knowledge, access to information and opportunity to correct or prevent such untrue statement or omission), or (ii) if the allocation provided by clause (i) above is not permitted by applicable law or provides a lesser sum to the indemnified party than the amount hereinafter calculated, then in such proportion as is appropriate to reflect not only the proportionate relative fault of the indemnifying party and the indemnified party, but also the relative benefits received by the indemnifying party on the one hand and the indemnified party on the other, as well as any other relevant equitable considerations. Notwithstanding any other provision of this Section 8(e), no Holder shall be required to contribute any amount in excess of the amount by which the net proceeds received by such Holder from the sale of the Registrable Securities pursuant to the Registration Statement exceeds the amount of damages that such Holder has otherwise been required to pay by reason of such untrue or alleged untrue statement of a material fact or omission, except in the case of fraud or willful misconduct. No indemnified party guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any indemnifying party who was not guilty of such fraudulent misrepresentation.
(f)The indemnity and contribution agreements contained in this Section 8 are in addition to any liability that the indemnifying parties may have to the indemnified parties and are not in diminution or limitation of the indemnification provisions under the Purchase Agreement.
9.Rule 144. The Company shall timely file all reports required to be filed by the Company after the date hereof under the Exchange Act and the rules and regulations adopted by the Commission thereunder, and if the Company is not required to file reports pursuant to such sections, it will prepare and furnish to the Purchasers and make publicly available in accordance with Rule 144(c) such information as is required for the Purchasers to sell shares of Common Stock under Rule 144.

10.Miscellaneous.
(a)Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of Delaware without regard to its conflict of law principles. Any suit, action or proceeding seeking to enforce any provision of, or based on any matter arising out of or in connection with, this Agreement or the transactions contemplated hereby may be brought in the state courts of Delaware and the United States District Court located in the State of Delaware, and each of the parties hereby consents to the jurisdiction of such courts (and of the appropriate appellate courts therefrom) in any such suit, action or proceeding and irrevocably waives, to the fullest extent permitted by law, any objection which it may now or hereafter have to the laying of the venue of any such suit, action or proceeding in any such court or that any such suit, action or proceeding which is brought in any such court has been brought in an inconvenient forum. Process in any such suit, action or proceeding may be served on any party anywhere in the world, whether within or without the jurisdiction of any such court.
(b)No Piggyback on Registrations; Prohibition on Filing Other Registration Statements. Except for the Registrable Securities, neither the Company nor any of its security holders (other than the Holders in such capacity pursuant hereto) are entitled to include securities of the Company in any of the Registration Statements. The Company shall not file any other registration statements, other than on Forms S-4 or S-8 or their then equivalents, until all Registrable Securities are registered pursuant to a Registration Statement that is declared effective by the Commission, provided that this Section 10(b) shall not prohibit the Company from filing amendments to registration statements filed prior to the date of this Agreement.
(c)Successors and Assigns. Except as otherwise provided herein, the provisions hereof shall inure to the benefit of, and be binding upon, the successors, Permitted Assignees, executors and administrators of the parties hereto.
(d)No Inconsistent Agreements. The Company has not entered, as of the date hereof, and shall not enter, on or after the date of this Agreement, into any agreement with respect to its securities that would have the effect of impairing the rights granted to the Holders in this Agreement or otherwise conflicts with the provisions hereof.
(e)Entire Agreement. This Agreement and the documents, instruments and other agreements specifically referred to herein or delivered pursuant hereto constitute the full and entire understanding and agreement between the parties with regard to the subjects hereof.
(f)Notices, etc. All notices, consents, waivers, and other communications which are required or permitted under this Agreement shall be in writing will be deemed given to a party (a) upon receipt, when personally delivered; (b) one (1) Business Day after deposit with a nationally recognized overnight courier service with next day delivery specified, costs prepaid on the date of delivery, if delivered to the appropriate address by hand or by nationally recognized overnight courier service (costs prepaid); (c) the date of transmission if sent by e-mail with confirmation of transmission by the transmitting equipment if such notice or communication is delivered prior to 5:00 P.M., New York City time, on a Trading Day, or the next Trading Day after the date of transmission, if such notice or communication is delivered on a day that is not a Trading Day or later than 5:00 P.M., New York City time, on any Trading Day, provided confirmation of email is kept on file, whether electronically or otherwise, by the sending party and the sending party does not receive an automatically generated message from the recipients email server that such e-mail could not be delivered to such recipient; (d) the date received or rejected by the addressee, if sent by certified mail, return receipt requested, postage prepaid; or (e) seven (7) days after the placement of the notice into the mails (first class postage prepaid), to the party at the address or e-mail address furnished by the such party,
If to the Company, to:
MedAvail Holdings, Inc.
4720 E Cotton Gin Loop
Suite 200
Phoenix, AZ 85040
Attention: Mark Doerr and Ramona Seabaugh

with copy to:
Wilson Sonsini Goodrich & Rosati, P.C.
650 Page Mill Road
Palo Alto, CA 94304
Attention: Philip Oettinger and Eric Hsu

if to a Holder, to:
such Holder at the address set forth on the signature page hereto or in the Company’s records;
or at such other address as any party shall have furnished to the other parties in writing in accordance with this Section 10(f).
(g)Delays or Omissions. No delay or omission to exercise any right, power or remedy accruing to any Holder, upon any breach or default of the Company under this Agreement, shall impair any such right, power or remedy of such Holder nor shall it be construed to be a waiver of any such breach or default, or an acquiescence therein, or of any similar breach or default thereunder occurring; nor shall any waiver of any single breach or default be deemed a waiver of any other breach or default theretofore or thereafter occurring. Any waiver, permit, consent or approval of any kind or character on the part of any Holder of any breach or default under this Agreement, or any waiver on the part of any Holder of any provisions or conditions of this Agreement, must be in writing and shall be effective only to the extent specifically set forth in such writing. All remedies, either under this Agreement, or by law or otherwise afforded to any holder, shall be cumulative and not alternative.
(h)Counterparts. This Agreement may be executed in any number of counterparts, , each of which shall be enforceable against the parties actually executing such counterparts, and all of which together shall constitute one instrument. In the event that any signature is delivered by an e-mail, which contains a copy of an executed signature page such as a portable document format (.pdf) file, such signature shall create a valid and binding obligation of the party executing (or on whose behalf such signature is executed) with the same force and effect as if such e-mail of an executed signature page such as a .pdf signature page were an original thereof.
(i)Severability. In the case any provision of this Agreement shall be invalid, illegal or unenforceable, such provision shall be replaced with a valid, legal and enforceable provision that as closely as possible reflects the parties’ intent with respect thereto, and the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.
(j)Amendments. Except as otherwise provided herein, the provisions of this Agreement may be amended at any time and from time to time, and particular provisions of this Agreement may be waived, with and only with an agreement or consent in writing signed by the Company and the Majority Holders; provided, however, that this Agreement may not be amended and the observance of any term hereof may not be waived with respect to any Holder without the written consent of such Holder if such amendment or waiver on its face materially and adversely affects the rights of such Holder under this Agreement in a manner that is different than the other Holders. The Holders acknowledge that by the operation of this Section 10(j), the Majority Holders may have the right and power to diminish or eliminate all rights of the Holders under this Agreement.
(k)Independent Nature of Holders’ Obligations and Rights. The obligations of each Holder hereunder are several and not joint with the obligations of any other Holder hereunder, and no Holder shall be responsible in any way for the performance of the obligations of any other Holder hereunder. Nothing contained herein or in any other agreement or document delivered at any closing, and no action taken by any Holder pursuant hereto or thereto, shall be deemed to constitute the Holders as a partnership, an association, a joint venture or any other kind of group or entity, or create a presumption that the Holders are in any way acting in concert or as a group or entity with respect to such obligations or the transactions contemplated by this Agreement or any other matters and the Company acknowledges that the Holders are not acting in concert or as a group, and the Company shall not assert any such claim, with respect to such obligations or transactions. Except as expressly provided herein, each Holder shall be entitled to protect and enforce its rights, including without limitation the rights arising out of this Agreement, and it shall not be necessary for any other Holder to be joined as an additional party in any proceeding for such purpose. The use of a single agreement with respect to the obligations of the Company contained herein was solely in the control of the Company, not the action or decision of any Holder, and was done solely for the convenience of the Company and not because it was required or requested to do so by any Holder. Except as expressly provided herein, it is expressly understood and agreed that each provision contained in this Agreement is between the Company and a Holder, solely, and not between the Company and the Holders collectively and not between and among Holders.
[signature pages follow]

This Registration Rights Agreement is hereby executed as of the date first above written.
The Company:
MEDAVAIL HOLDINGS, INC.

By:
Name: Ramona Seabaugh
Title: Chief Financial Officer

This Registration Rights Agreement is hereby executed as of the date first written above.
PURCHASER

REDMILE CAPITAL FUND, LP
By: Redmile Group, LLC, its investment manager

By:
Name: Joshua Garcia
Title: Authorized Signatory

Address of Executive Offices:

One Letterman Drive, Suite D3-300
San Francisco, CA 94129

IRS Tax Identification Number:

Telephone Number:

415-489-9980

Facsimile Number:

N/A

E-mail Address:

operations@redmilegrp.com

Additional copies of notices pursuant to the Agreement shall be delivered but not constitute notice, to:

N/A
Email:
Facsimile:    ____________________

This Registration Rights Agreement is hereby executed as of the date first written above.
PURCHASER

REDMILE CAPITAL OFFSHORE MASTER FUND, LTD.
By: Redmile Group, LLC, its investment manager

By:
Name: Joshua Garcia
Title: Authorized Signatory

Address of Executive Offices:

One Letterman Drive, Suite D3-300
San Francisco, CA 94129

IRS Tax Identification Number:

Telephone Number:

415-489-9980

Facsimile Number:

N/A

E-mail Address:

operations@redmilegrp.com

Additional copies of notices pursuant to the Agreement shall be delivered but not constitute notice, to:

N/A
Email:
Facsimile:    ____________________

This Registration Rights Agreement is hereby executed as of the date first written above.
PURCHASER

REDMILE STRATEGIC MASTER FUND, LP – CLASS C
By: Redmile Group, LLC, its investment manager

By:
Name: Joshua Garcia
Title: Authorized Signatory

Address of Executive Offices:

One Letterman Drive, Suite D3-300
San Francisco, CA 94129

IRS Tax Identification Number:

Telephone Number:

415-489-9980

Facsimile Number:

N/A

E-mail Address:

operations@redmilegrp.com

Additional copies of notices pursuant to the Agreement shall be delivered but not constitute notice, to:

N/A
Email:
Facsimile:    ____________________

This Registration Rights Agreement is hereby executed as of the date first written above.
PURCHASER

REDMILE STRATEGIC MASTER FUND, LP – CLASS D
By: Redmile Group, LLC, its investment manager

By:
Name: Joshua Garcia
Title: Authorized Signatory

Address of Executive Offices:

One Letterman Drive, Suite D3-300
San Francisco, CA 94129

IRS Tax Identification Number:

Telephone Number:

415-489-9980

Facsimile Number:

N/A

E-mail Address:

operations@redmilegrp.com

Additional copies of notices pursuant to the Agreement shall be delivered but not constitute notice, to:

N/A
Email:
Facsimile:    ____________________

This Registration Rights Agreement is hereby executed as of the date first written above.
PURCHASER

REDCO II MASTER FUND, L.P.
By: RedCo II (GP), LLC, its general partner

By:
Name: Joshua Garcia
Title: Authorized Signatory

Address of Executive Offices:

One Letterman Drive, Suite D3-300
San Francisco, CA 94129

IRS Tax Identification Number:

Telephone Number:

415-489-9980

Facsimile Number:

N/A

E-mail Address:

operations@redmilegrp.com

Additional copies of notices pursuant to the Agreement shall be delivered but not constitute notice, to:

N/A
Email:
Facsimile:    ____________________

This Registration Rights Agreement is hereby executed as of the date first above written.
Purchaser:
ALLY BRIDGE MEDALPHA MASTER FUND L.P.
By: Ally Bridge Group (NY) LLC, its manager
By:
Name: Anna Yaeger
Title: President and Portfolio Manager
Address of Executive Offices:
430 Park Avenue, 12th Floor
New York, NY 10022

IRS Tax Identification Number:

Telephone Number:
(646) 809-3771
Facsimile Number:
N/A
E-mail Address:

michael.bendetson@ally-bridge.com

This Registration Rights Agreement is hereby executed as of the date first above written.
Purchaser:
ABG WTT-MEDAVAIL LIMITED

By:
Name: Chon Charles Chungsik, its Director
Address:
Unit 3002-3004, 30/F.,
Gloucester Tower The Landmark,
15 Queen’s Road Central, Hong Kong

This Registration Rights Agreement is hereby executed as of the date first above written.
Purchaser:
ALYESKA INVESTMENT GROUP, L.P.
By:
Name:
Title:
Address of Executive Offices:

IRS Tax Identification Number:

Telephone Number:

Facsimile Number:

E-mail Address:

Additional copies of notices pursuant to the Agreement shall be delivered but not constitute notice, to:

Email:
Facsimile:

This Registration Rights Agreement is hereby executed as of the date first above written.
Purchaser:
FCP Biotech Holding GmbH
By: Stefan Heisserer
Name: Managing Director
Title: FCP Biotech Holding GmbH
Address of Executive Offices:

FCP Biotech Holding GmbH
Freihamer Str. 2
82166 Graefelfing
Germany
IRS Tax Identification Number:

Telephone Number:

Facsimile Number:

E-mail Address:

Additional copies of notices pursuant to the Agreement shall be delivered but not constitute notice, to:

Email:
Facsimile: